                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                       ------------------------------

                                    FORM 8-K

                                  CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) March 26, 1996


                              Advanta National Bank
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                   United States                              33-99326                            23-2804492
 ----------------------------------------------     ------------------------                   ----------------------
 (State or Other Jurisdiction of Incorporation)     (Commission File Number)                   (IRS Employer
                                                                                               Identification Number)


                               501 Carr Road
                           Wilmington, Delaware                                                   19809
                 -----------------------------------------                                     ----------
                  (Address of Principal Executive Office)                                      (Zip Code)

Registrant's telephone number, including area code (302) 791-4400

                                         N/A
- --------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                          Colonial National Bank USA
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                   United States                              33-99326                            51-000900
 ----------------------------------------------     ------------------------                   ----------------------
 (State or Other Jurisdiction of Incorporation)     (Commission File Number)                   (IRS Employer
                                                                                               Identification Number)


                        Brandywine Corporate Center
                              650 Naamans Road
                             Claymont, Delaware                                                   19703
                  ----------------------------------------                                     ----------
                  (Address of Principal Executive Office)                                      (Zip Code)


Registrant's telephone number, including area code (302) 791-4400

                                         N/A
- --------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.       Not Applicable

Item 5. On May 13, 1996 the ADVANTA Credit Card Master Trust II issued its Class A Floating Rate Asset BackedC ertificates, Series 1996-C and its Class B Floating Rate Asset Backed Certificates, Series 1996-C.

Item 6.          Not Applicable.

Item 7.          Exhibits.

                 The following is filed as an Exhibit to this Report under
Exhibit 4.1.

         Exhibit 4.1 Series 1996-C Supplement to the Pooling and Servicing Agreement dated as of May 13, 1996.





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Actof 1934, the registrants have duly caused this report to be signed ontheir behalf by the undersigned hereunto duly authorized.

                                           ADVANTA NATIONAL BANK

                                           By: /s/ MICHAEL COCO
                                              -----------------------
                                              Name:   Michael Coco
                                              Title:  Vice President



                                           COLONIAL NATIONAL BANK USA



                                           By: /s/ MICHAEL COCO
                                              -----------------------
                                              Name:   Michael Coco
                                              Title:  Vice President





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                                 EXHIBIT INDEX

Exhibit                           Description                                                 Page
- -------                           -----------                                                 ----
4.1                       Series 1996-C Supplement, dated as of May 13, 1996.





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